UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	October 24, 2005

TOR Minerals International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-17321	74-2081929
(Commission File Number)	(IRS Employer Identification No.)

722 Burleson Street Corpus Christi, Texas	78402
(Address of Principal Executive Offices)	(Zip Code)

(361) 883-5591

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

___	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 24, 2005, TOR Minerals International, Inc., or the Company, issued a press release announcing that the third quarter results for 2005 are expected to be a loss of ($0.04) to ($0.05) per share.  This loss is greater than the near breakeven level, which was previously announced.

The disruption of operations at the Company's Corpus Christi plant during the third quarter related to Hurricanes Katrina and Rita and other factors had a greater impact on third quarter results than the Company had originally anticipated. These disruptions included a delay in receiving raw materials due to Hurricane Katrina and a five-day suspension of manufacturing activities due to Hurricane Rita.  In addition, other factors, including a higher effective consolidated tax rate and inventory adjustments, contributed to the loss in third quarter 2005.

The Company will issue a news release announcing third quarter 2005 results and host a conference call to discuss the results after the close of trading on Tuesday, November 1, 2005.  Details of the conference call will be released prior to the earnings announcement.

A copy of the press release relating to this Item 2.02 is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  A copy of the press release is also available on the Company’s website at www.torminerals.com, under the News tab.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell company transactions. Not applicable
(d)	Exhibits. The following exhibit is furnished in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit

Number                                  Description

   99.1              Press Release, dated October 24, 2005, announcing that the financial results for the quarter ended September 30, 2005 are expected to be a loss of ($0.04) to ($0.05) per share.

This Current Report on Form 8-K is furnished to the Commission under Item 2.02, Results of Operations and Financial Condition.  Pursuant to General Instruction B(2) of Form 8-K, this Current Report on Form 8-K is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not subject to the liabilities of that section.  Additionally, the exhibit to this Current Report on Form 8-K is deemed to be “furnished,” and not “filed,” under Item 9.01, Financial Statements and Exhibits.  Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act 1934 regardless of any general incorporation language in those filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOR MINERALS INTERNATIONAL, INC. _____________________ (Registrant)

Date: October 24, 2005	/s/ LAWRENCE W. HAAS
Lawrence W. Haas Treasurer and CFO

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated October 24, 2005, announcing that the financial results for the quarter ended September 30, 2005 are expected to be a loss of ($0.04) to ($0.05) per share.